                                                                EXHIBIT h(27)(c)

                                 AMENDMENT NO. 2
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated December 31, 1997, by and among AIM Variable Insurance Funds (formerly "AIM Variable Insurance Funds, Inc."), a Delaware Trust, A I M Distributors, Inc., a Delaware corporation, Cova Financial Services Life Insurance Company, a Missouri life insurance company and Cova Life Sales Company, Inc., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A



    FUNDS AVAILABLE UNDER THE                       SEPARATE ACCOUNTS                        CONTRACTS FUNDED BY THE
            POLICIES                               UTILIZING THE FUNDS                          SEPARATE ACCOUNTS
    -------------------------                      -------------------                       -----------------------
AIM V.I. Capital Appreciation Fund           Cova Variable Annuity Account One          o        CONTRACT FORM #XL-407
AIM V.I. International Equity Fund                                                      o        CONTRACT FORM #XL-617
AIM V.I. Value Fund                                                                     o        CONTRACT FORM #CL-407
                                                                                        o        CONTRACT FORM #CL-617

AIM V.I. Capital Appreciation Fund           Cova Variable Life Account One             o        CONTRACT FORM #CL-1020
AIM V.I. Value Fund

AIM V.I. Capital Appreciation Fund                                                      o        CONTRACT FORM #CLP001 (5/99)
AIM V.I. International Equity Fund                                                      o        CONTRACT FORM #CLP002 (5/99)
AIM V.I. Value Fund

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date: 09-01-00
               ----------



                                       AIM VARIABLE INSURANCE FUNDS


Attest: /s/ NANCY L. MARTIN            By: /s/ ROBERT H. GRAHAM
       --------------------               -------------------------
Name:  Nancy L. Martin                 Name:  Robert H. Graham
Title: Assistant Secretary             Title: President


(SEAL)


                                       A I M DISTRIBUTORS, INC.



Attest: /s/ NANCY L. MARTIN            By: /s/ MICHAEL J. CEMO
       --------------------               -------------------------
Name:  Nancy L. Martin                 Name:  Michael J. Cemo
Title: Assistant Secretary             Title: President


(SEAL)



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                                       COVA FINANCIAL SERVICES LIFE INSURANCE
                                       COMPANY


Attest: /s/ SHARI RUECKER              By: /s/ NORMA J. NASELLI
       -----------------------            -----------------------------------
Name:  Shari Ruecker                   Name:  Norma J. Naselli
       -----------------------              ---------------------------------
Title: First Vice President            Title: Vice President
       -----------------------               --------------------------------


(SEAL)


                                       COVA LIFE SALES COMPANY, INC.


Attest: /s/ SHARI RUECKER              By: /s/ PATRICIA E. GUBBE
       -----------------------            -----------------------------------
Name:  Shari Ruecker                   Name:  Patricia E. Gubbe
       -----------------------              ---------------------------------
Title: Vice President                  Title: President
       -----------------------               --------------------------------


(SEAL)


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